SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report: June 28, 1998 (Date of earliest event reported) Bear Stearns Commercial Mortgage Securities Inc. (Sponsor) Issuer in Respect of Commercial Mortgage Pass-Through Certificates Series 1998-C1) (Exact name of registrant as specified in charter) Delaware 33-65816 3671416 (State or other juris- (Commission (I.R.S. Employer diction of organization) File No.) Identification No.) 245 Park Avenue, New York, NY 10167 (Address of principal executive offices) (Zip Code) Registrant's Telephone Number, including area code (212) 272-2000 ITEM 5. OTHER EVENTS This Current Report on Form 8-K relates to the monthly distribution reported to the holders of Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 1998-C1 which was made on November 16, 2000. ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS Exhibits Exhibit No. Description 99.1 Monthly distribution report pursuant to Section 4.2 of the Pooling and Servicing Agreement for the distribution on May 16, 2001. Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized. LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF Bear Stearns Commercial Mortgage Securities Inc., REGISTRANT By: /s Russell Goldenberg Russell Goldenberg, Group Senior Vice President Date: May 16, 2001 ABN AMRO LaSalle Bank N.A. Administrator: Susan Abbott (800) 246-5761 135 S. LaSalle Street Suite 1625 Chicago, IL 60603-4159 Bear Stearns Commercial Mortgage Securities Inc., Depositor ORIX Real Estate Capital Markets, LLC, Servicer GMAC Commercial Mortgage Corporation, Special Servicer Commercial Mortgage Pass-Through Certificates Series 1998-C1 ABN AMRO Acct: 67-7954-20-8 Statement Date 05/16/01 Payment Date: 05/16/01 Prior Payment: 04/16/01 Record Date: 04/30/01 WAC: 7.27350% WAMM: 102 Number Of Pages Table Of Contents 1 REMIC Certificate Report 2 Other Related Information 2 Asset Backed Facts Sheets 1 Delinquency Loan Detail 1 Mortgage Loan Characteristics 2 Loan Level Listing 6 Total Pages Included In This Package 15 Specially Serviced Loan Detail Appendix A Modified Loan Detail Appendix B Realized Loss Detail Appendix C Information is available for this issue from the following sources LaSalle Web Site www.lnbabs.com LaSalle Bulletin Board (714) 282-3990 0 0 0 0 Monthly Data File Name: BEAR98C1_200105_3.EXE ABN AMRO LaSalle Bank N.A. Administrator: Susan Abbott (800) 246-5761 135 S. LaSalle Street Suite 1625 Chicago, IL 60603-4159 Bear Stearns Commercial Mortgage Securities Inc., Depositor ORIX Real Estate Capital Markets, LLC, Servicer GMAC Commercial Mortgage Corporation, Special Servicer Commercial Mortgage Pass-Through Certificates Series 1998-C1 ABN AMRO Acct: 67-7954-20-8 Upper Tier Statement Date 05/16/01 Payment Date: 05/16/01 Prior Payment: 04/16/01 Record Date: 04/30/01 WAC: 7.2735% WAMM: 102 Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 A-1 129,564,000.00 99,820,664.93 07383FAA6 1000.00000000 770.43518979 A-2 417,211,428.00 417,211,428.00 07383FAB4 1000.00000000 1000.00000000 B 35,736,956.00 35,736,956.00 07383FAC2 1000.00000000 1000.00000000 C 32,163,260.00 32,163,260.00 07383FAD0 1000.00000000 1000.00000000 D 32,163,260.00 32,163,260.00 07383FAE8 1000.00000000 1000.00000000 E 8,934,239.00 8,934,239.00 07383FAF5 1000.00000000 1000.00000000 F 12,507,935.00 12,507,935.00 07383FAH1 1000.00000000 1000.00000000 G 12,507,935.00 12,507,935.00 07383FAJ7 1000.00000000 1000.00000000 H 5,360,543.00 5,360,543.00 07383FAK4 1000.00000000 1000.00000000 I 17,868,478.00 17,868,478.00 07383FAL2 1000.00000000 1000.00000000 J 4,645,804.00 4,645,804.00 07383FAM0 1000.00000000 1000.00000000 K 6,075,283.00 6,075,283.00 07383FAN8 1000.00000000 1000.00000000 X 714,739,121.00N 684,995,785.93 07383FAG3 1000.00000000 958.38574636 R 0.00 0.00 9ABSB465 1000.00000000 0.00000000 714,739,121.00 684,995,785.93 Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 A-1 885,004.61 0.00 0.00 0.00 07383FAA6 6.83063667 0.00000000 0.00000000 0.00000000 A-2 0.00 0.00 0.00 0.00 07383FAB4 0.00000000 0.00000000 0.00000000 0.00000000 B 0.00 0.00 0.00 0.00 07383FAC2 0.00000000 0.00000000 0.00000000 0.00000000 C 0.00 0.00 0.00 0.00 07383FAD0 0.00000000 0.00000000 0.00000000 0.00000000 D 0.00 0.00 0.00 0.00 07383FAE8 0.00000000 0.00000000 0.00000000 0.00000000 E 0.00 0.00 0.00 0.00 07383FAF5 0.00000000 0.00000000 0.00000000 0.00000000 F 0.00 0.00 0.00 0.00 07383FAH1 0.00000000 0.00000000 0.00000000 0.00000000 G 0.00 0.00 0.00 0.00 07383FAJ7 0.00000000 0.00000000 0.00000000 0.00000000 H 0.00 0.00 0.00 0.00 07383FAK4 0.00000000 0.00000000 0.00000000 0.00000000 I 0.00 0.00 0.00 0.00 07383FAL2 0.00000000 0.00000000 0.00000000 0.00000000 J 0.00 0.00 0.00 0.00 07383FAM0 0.00000000 0.00000000 0.00000000 0.00000000 K 0.00 0.00 0.00 0.00 07383FAN8 0.00000000 0.00000000 0.00000000 0.00000000 X 0.00 0.00 0.00 0.00 07383FAG3 0.00000000 0.00000000 0.00000000 0.00000000 R 0.00 0.00 0.00 0.00 9ABSB465 0.00000000 0.00000000 0.00000000 0.00000000 885,004.61 Closing Interest Interest Pass-Through Class Balance Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Per $1,000 Next Rate (3) A-1 98,935,660.32 527,385.85 0.00 6.3400% 07383FAA6 763.60455312 4.07046595 0.00000000 Fixed A-2 417,211,428.00 2,239,034.66 0.00 6.4400% 07383FAB4 1000.00000000 5.36666666 0.00000000 Fixed B 35,736,956.00 194,766.41 0.00 6.5400% 07383FAC2 1000.00000000 5.44999999 0.00000000 Fixed C 32,163,260.00 180,918.34 0.00 6.7500% 07383FAD0 1000.00000000 5.62500008 0.00000000 Fixed D 32,163,260.00 180,918.34 0.00 6.7500% 07383FAE8 1000.00000000 5.62500008 0.00000000 Fixed E 8,934,239.00 50,255.09 0.00 6.7500% 07383FAF5 1000.00000000 5.62499951 0.00000000 Fixed F 12,507,935.00 62,539.68 0.00 6.0000% 07383FAH1 1000.00000000 5.00000040 0.00000000 Fixed G 12,507,935.00 62,539.68 0.00 6.0000% 07383FAJ7 1000.00000000 5.00000040 0.00000000 Fixed H 5,360,543.00 26,802.72 0.00 6.0000% 07383FAK4 1000.00000000 5.00000093 0.00000000 Fixed I 17,868,478.00 89,342.39 0.00 6.0000% 07383FAL2 1000.00000000 5.00000000 0.00000000 Fixed J 4,645,804.00 23,229.02 0.00 6.0000% 07383FAM0 1000.00000000 5.00000000 0.00000000 Fixed K 6,075,283.00 28,804.32 -1,572.10 6.0000% 07383FAN8 1000.00000000 4.74123098 -0.25876984 Fixed X 684,110,781.32 451,049.33 0.00 0.7902% 07383FAG3 957.14752589 0.63106848 0.00000000 1.0227% R 0.00 0.00 0.00 9ABSB465 0.00000000 0.00000000 0.00000000 684,110,781.32 4,117,585.83 Total P&I Payme 5,002,590.44 Page 2 of 15 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated ABN AMRO LaSalle Bank N.A. Administrator: Susan Abbott (800) 246-5761 135 S. LaSalle Street Suite 1625 Chicago, IL 60603-4159 Bear Stearns Commercial Mortgage Securities Inc., Depositor ORIX Real Estate Capital Markets, LLC, Servicer GMAC Commercial Mortgage Corporation, Special Servicer Commercial Mortgage Pass-Through Certificates Series 1998-C1 ABN AMRO Acct: 67-7954-20-8 Lower Tier Statement Date 05/16/01 Payment Date: 05/16/01 Prior Payment: 04/16/01 Record Date: 04/30/01 WAC: 7.27350% WAMM: 102 Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 LA-1 129,564,000.00 99,820,664.93 NONE 1000.00000000 770.43518979 LA-2 417,211,428.00 417,211,428.00 NONE 1000.00000000 1000.00000000 LB 35,736,956.00 35,736,956.00 NONE 1000.00000000 1000.00000000 LC 32,163,260.00 32,163,260.00 NONE 1000.00000000 1000.00000000 LD 32,163,260.00 32,163,260.00 NONE 1000.00000000 1000.00000000 LE 8,934,239.00 8,934,239.00 NONE 1000.00000000 1000.00000000 LF 12,507,935.00 12,507,935.00 NONE 1000.00000000 1000.00000000 LG 12,507,935.00 12,507,935.00 NONE 1000.00000000 1000.00000000 LH 5,360,543.00 5,360,543.00 NONE 1000.00000000 1000.00000000 LI 17,868,478.00 17,868,478.00 NONE 1000.00000000 1000.00000000 LJ 4,645,804.00 4,645,804.00 NONE 1000.00000000 1000.00000000 LK 6,075,283.00 6,075,283.00 NONE 1000.00000000 1000.00000000 LR 0.00 0.00 9ABSB466 1000.00000000 0.00000000 714,739,121.00 684,995,785.93 Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 LA-1 885,004.61 0.00 0.00 0.00 NONE 6.83063667 0.00000000 0.00000000 0.00000000 LA-2 0.00 0.00 0.00 0.00 NONE 0.00000000 0.00000000 0.00000000 0.00000000 LB 0.00 0.00 0.00 0.00 NONE 0.00000000 0.00000000 0.00000000 0.00000000 LC 0.00 0.00 0.00 0.00 NONE 0.00000000 0.00000000 0.00000000 0.00000000 LD 0.00 0.00 0.00 0.00 NONE 0.00000000 0.00000000 0.00000000 0.00000000 LE 0.00 0.00 0.00 0.00 NONE 0.00000000 0.00000000 0.00000000 0.00000000 LF 0.00 0.00 0.00 0.00 NONE 0.00000000 0.00000000 0.00000000 0.00000000 LG 0.00 0.00 0.00 0.00 NONE 0.00000000 0.00000000 0.00000000 0.00000000 LH 0.00 0.00 0.00 0.00 NONE 0.00000000 0.00000000 0.00000000 0.00000000 LI 0.00 0.00 0.00 0.00 NONE 0.00000000 0.00000000 0.00000000 0.00000000 LJ 0.00 0.00 0.00 0.00 NONE 0.00000000 0.00000000 0.00000000 0.00000000 LK 0.00 0.00 0.00 0.00 NONE 0.00000000 0.00000000 0.00000000 0.00000000 LR 0.00 0.00 0.00 0.00 9ABSB466 0.00000000 0.00000000 0.00000000 0.00000000 885,004.61 Closing Interest Interest Pass-Through Class Balance Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Per $1,000 Next Rate (3) LA-1 98,935,660.32 600,262.21 0.00 7.2161% NONE 763.60455312 4.63293978 0.00000000 7.4487% LA-2 417,211,428.00 2,508,861.79 0.00 7.2161% NONE 1000.00000000 6.01340621 0.00000000 7.4487% LB 35,736,956.00 214,900.83 0.00 7.2161% NONE 1000.00000000 6.01340612 0.00000000 7.4487% LC 32,163,260.00 193,410.75 0.00 7.2161% NONE 1000.00000000 6.01340629 0.00000000 7.4487% LD 32,163,260.00 193,410.75 0.00 7.2161% NONE 1000.00000000 6.01340629 0.00000000 7.4487% LE 8,934,239.00 53,725.21 0.00 7.2161% NONE 1000.00000000 6.01340640 0.00000000 7.4487% LF 12,507,935.00 75,215.29 0.00 7.2161% NONE 1000.00000000 6.01340589 0.00000000 7.4487% LG 12,507,935.00 75,215.29 0.00 7.2161% NONE 1000.00000000 6.01340589 0.00000000 7.4487% LH 5,360,543.00 32,235.12 0.00 7.2161% NONE 1000.00000000 6.01340573 0.00000000 7.4487% LI 17,868,478.00 107,450.42 0.00 7.2161% NONE 1000.00000000 6.01340640 0.00000000 7.4487% LJ 4,645,804.00 27,937.11 0.00 7.2161% NONE 1000.00000000 6.01340694 0.00000000 7.4487% LK 6,075,283.00 34,961.06 -1,572.08 7.2161% NONE 1000.00000000 5.75463892 -0.25876655 7.4487% LR 0.00 0.00 0.00 9ABSB466 0.00000000 0.00000000 0.00000000 684,110,781.32 4,117,585.83 (1,572.08) Total P&I Payme 5,002,590.44 Page 3 of 15 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated CertifiUnpaid Deferred Class Interest Shortfall Interest A-1 0.00 0.00 A-2 0.00 0.00 B 0.00 0.00 C 0.00 0.00 D 0.00 0.00 E 0.00 0.00 F 0.00 0.00 G 0.00 0.00 H 0.00 0.00 I 0.00 0.00 J 0.00 0.00 K 43,266.89 0.00 X 0.00 0.00 Totals: 0.00 0.00 CertifiAppraisal Reduction Yield Maint. Class Amount Premiums A-1 0.00 0.00 A-2 0.00 0.00 B 0.00 0.00 C 0.00 0.00 D 0.00 0.00 E 0.00 0.00 F 0.00 0.00 G 0.00 0.00 H 0.00 0.00 I 0.00 0.00 J 0.00 0.00 K 0.00 0.00 X 0.00 0.00 Totals: 0.00 0.00 Advances Prior Outstanding Current Month Principal Interest Principal Interest Servicer: 6,929.47 36,743.18 11,618.74 53,527.06 Trustee: 0.00 0.00 0.00 0.00 Fiscal Ag 0.00 0.00 0.00 0.00 Total 6,929.47 36,743.18 11,618.74 53,527.06 Recovered Advances Outstanding Principal Interest Principal Interest Servicer: 0.00 0.00 18,548.21 90,270.23 Trustee: 0.00 0.00 0.00 0.00 Fiscal Ag 0.00 0.00 0.00 0.00 Total 0.00 0.00 18,548.21 90,270.23 Current Period Scheduled Servicing Fees: 32,775.03 Current Period Special Servicing Fees: 1,116.56 Additional Servicing Compensation: 455.52 Summary of REO Property Principal Property Name Date of REOBalance 0.00 0.00 01/00/00 0.00 0 0 01/00/00 0.00 0No Summary 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0.00 0 01/00/00 0.00 0.00 0 01/00/00 0.00 0 0 01/00/00 0.00 Totals: 0.00 Date of FinalAmount Aggregate Other Property Name Book Value Recovery of Proceeds Revenues Collect 0.00 0.00 01/00/00 0.00 0.00 0.00 0 01/00/00 0.00 0.00 0.00 0 01/00/00 0.00 0.00 0.00 0 01/00/00 0.00 0.00 0.00 0 01/00/00 0.00 0.00 0.00 0.00 01/00/00 0.00 0.00 0.00 0.00 01/00/00 0.00 0.00 0.00 0.00 01/00/00 0.00 0.00 Totals: 0.00 0.00 Appraised value of real estate acquired through foreclosure or grant of of foreclosure: 0.00 Summary of Appraisal Reductions Principal Property Name Loan NumberBalance 0.00 0 0 0.00 0.00 0 0 0.00 0No Summary 0 0.00 0 0 0 0.00 0 0 0 0.00 0 0 0 0.00 0 0 0 0.00 0 0 0 0.00 Totals: 0.00 Appraisal Appraisal Date of Property Name Reduction ADate Reduction 0.00 0.00 01/00/00 01/00/00 0.00 0.00 01/00/00 01/00/00 0 0.00 01/00/00 01/00/00 0 0.00 01/00/00 01/00/00 0 0.00 01/00/00 01/00/00 0 0.00 01/00/00 01/00/00 0 0.00 01/00/00 01/00/00 0 0.00 01/00/00 01/00/00 Totals: 0.00 DistributiDelinq 1 Month Delinq 2 Months Date # Balance # Balance 05/16/01 4 5,533,802 0 0 2.70% 0.81% 0.00% 0.00% 04/16/01 1 1,638,818 0 0 0.68% 0.24% 0.00% 0.00% 03/16/01 1 1,056,175 0 0 0.68% 0.15% 0.00% 0.00% 02/16/01 1 1,642,138 1 1,058,098 0.68% 0.24% 0.68% 0.15% 01/16/01 0 0 3 3,715,993 0.00% 0.00% 2.03% 0.54% 12/18/00 3 3,719,422 0 0 2.03% 0.54% 0.00% 0.00% 11/16/00 2 2,707,829 1 1,015,799 1.34% 0.39% 0.67% 0.15% 10/16/00 2 2,710,136 1 1,016,871 1.34% 0.39% 0.67% 0.15% 09/18/00 2 2,666,566 0 0 1.34% 0.38% 0.00% 0.00% 08/16/00 2 2,715,271 0 0 1.34% 0.39% 0.00% 0.00% 07/17/00 2 2,717,529 0 0 1.34% 0.39% 0.00% 0.00% 06/16/00 1 1,651,996 0 0 0.67% 0.24% 0.00% 0.00% 05/16/00 1 1,653,064 0 0 0.67% 0.24% 0.00% 0.00% 04/17/00 2 2,725,353 0 0 1.34% 0.39% 0.00% 0.00% 03/16/00 2 2,956,153 0 0 1.34% 0.42% 0.00% 0.00% 02/16/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% DistributiDelinq 3+ Months Foreclosure/Bankruptcy REO Date # Balance # Balance # Balance 05/16/01 0 0 0 0 0 0 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 04/16/01 0 0 0 0 0 0 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 03/16/01 1 1,010,512 0 0 0 0 0.68% 0.15% 0.00% 0.00% 0.00% 0.00% 02/16/01 1 1,012,304 0 0 0 0 0.68% 0.15% 0.00% 0.00% 0.00% 0.00% 01/16/01 0 0 0 0 0 0 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 12/18/00 0 0 0 0 0 0 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 11/16/00 0 0 0 0 0 0 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 10/16/00 0 0 0 0 0 0 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 09/18/00 0 0 0 0 0 0 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 08/16/00 0 0 0 0 0 0 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 07/17/00 0 0 0 0 0 0 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 06/16/00 0 0 0 0 0 0 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 05/16/00 0 0 0 0 0 0 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 04/17/00 0 0 0 0 0 0 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 03/16/00 0 0 0 0 0 0 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 02/16/00 0 0 0 0 0 0 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% DistributiModifications Prepayments Curr Weighted Av Date # Balance # Balance Coupon Remit 05/16/01 0 0 0 0 7.27% 7.22% 0.00% 0.00% 0.00% 0.00% 04/16/01 0 0 0 0 7.51% 7.45% 0.00% 0.00% 0.00% 0.00% 03/16/01 0 0 0 0 7.05% 6.99% 0.00% 0.00% 0.00% 0.00% 02/16/01 0 0 0 0 7.39% 7.33% 0.00% 0.00% 0.00% 0.00% 01/16/01 0 0 0 0 7.39% 7.33% 0.00% 0.00% 0.00% 0.00% 12/18/00 0 0 0 0 7.27% 7.22% 0.00% 0.00% 0.00% 0.00% 11/16/00 0 0 1 4,399,683 7.51% 7.46% 0.00% 0.00% 0.67% 0.63% 10/16/00 0 0 0 0 7.28% 7.22% 0.00% 0.00% 0.00% 0.00% 09/18/00 0 0 0 0 7.51% 7.46% 0.00% 0.00% 0.00% 0.00% 08/16/00 0 0 0 0 7.51% 7.46% 0.00% 0.00% 0.00% 0.00% 07/17/00 0 0 0 0 7.28% 7.22% 0.00% 0.00% 0.00% 0.00% 06/16/00 0 0 0 0 7.51% 7.46% 0.00% 0.00% 0.00% 0.00% 05/16/00 0 0 0 0 7.28% 7.22% 0.00% 0.00% 0.00% 0.00% 04/17/00 0 0 0 0 7.51% 7.46% 0.00% 0.00% 0.00% 0.00% 03/16/00 0 0 0 0 7.17% 7.11% 0.00% 0.00% 0.00% 0.00% 02/16/00 0 0 0 0 7.39% 7.34% 0.00% 0.00% 0.00% 0.00% Note: Foreclosure and REO Totals are NOT Included in the Appropriate De ency Aging Category Paid Outstanding Out. Property Disclosure Doc Thru Current P&I P&I Protection Control # Date Advance Advances** Advances 9423 36951 15,512.85 31,025.53 0.00 8652 36951 11,683.20 23,366.35 0.00 3912 36982 21,472.84 21,472.84 0.00 8574 36951 8,162.41 16,324.78 0.00 6475 36951 8,314.50 16,628.94 0.00 1 0.00 Total 65,145.80 108,818.44 0.00 Special Disclosure Doc Advance Servicer Foreclosure Bankruptcy Control # DescriptionTransfer DateDate Date 9423 1 8652 1 3912 B 8574 1 36441 6475 1 36907 Disclosure Doc REO Control # Date 9423 8652 3912 8574 6475 (1) Legend : 0 0 0 0 0 ** Outstanding P&I Advances include the current period P&I Advance Distribution of Principal Balances Current Scheduled Number Scheduled Based on Balances of Loans Balance Balance $0to $1,000,000 7 6,382,097 0.93% $1,000,001to $2,000,000 39 60,686,723 8.87% $2,000,000to $3,000,000 28 68,852,021 10.06% $3,000,000to $4,000,000 16 55,177,018 8.07% $4,000,000to $5,000,000 14 63,134,204 9.23% $5,000,000to $6,000,000 11 61,972,497 9.06% $6,000,000to $7,000,000 5 32,714,731 4.78% $7,000,000to $8,000,000 4 28,897,226 4.22% $8,000,000to $9,000,000 3 25,528,406 3.73% $9,000,000to $10,000,000 6 57,139,768 8.35% $10,000,00to $12,000,000 5 57,167,875 8.36% $12,000,00to $14,000,000 3 39,453,923 5.77% $14,000,00to $17,000,000 4 61,190,551 8.94% $17,000,00to $20,000,000 0 0 0.00% $20,000,00to $23,000,000 2 42,553,215 6.22% $23,000,00to $28,000,000 1 23,260,526 3.40% Total 148 684,110,781 100.00% Average Scheduled Balance is 4,622,370 Maximum Scheduled Balance is 23,260,526 Minimum Scheduled Balance is 695,241 Distribution of Property Types Number Scheduled Based on Property Types of Loans Balance Balance Retail 41 266,086,928 38.90% Office 26 119,345,994 17.45% Multifamily 32 97,039,083 14.18% Industrial 19 74,288,493 10.86% Lodging 6 41,103,009 6.01% Mobile Home 8 28,537,765 4.17% Mixed Use 8 28,113,842 4.11% Health Care 3 11,746,828 1.72% Other 3 10,275,733 1.50% Self Storage 2 7,573,106 1.11% Total 148 684,110,781 100.00% Distribution of Mortgage Interest Rates Current Mortgage Number Scheduled Based on Interest Rate of Loans Balance Balance 6.000%or less 0 0 0.000% 6.000%to 6.250% 0 0 0.000% 6.250%to 6.500% 1 11,380,165 1.663% 6.500%to 6.750% 3 6,553,373 0.958% 6.750%to 7.000% 25 167,957,122 24.551% 7.000%to 7.250% 34 174,361,611 25.487% 7.250%to 7.500% 35 174,011,693 25.436% 7.500%to 7.750% 24 78,149,650 11.424% 7.750%to 8.000% 12 35,347,966 5.167% 8.000%to 8.250% 8 28,208,911 4.123% 8.250%to 8.500% 0 0 0.000% 8.500%to 8.750% 4 6,054,401 0.885% 8.750%to 18.750% 2 2,085,890 0.305% 0.000%to 0.000% 0 0 0.000% 0.000%& Above 0 0 0.000% Total 148 684,110,781100.000% W/Avg Mortgage Interest Rate is 7.274% Minimum Mortgage Interest Rate is 6.470% Maximum Mortgage Interest Rate is 9.875% Geographic Distribution Number Scheduled Based on Geographic Location of Loans Balance Balance California 28 185,518,026 27.12% New York 23 112,947,241 16.51% Florida 15 60,645,682 8.86% Massachusetts 8 36,472,978 5.33% Arizona 8 32,503,686 4.75% Connecticut 6 31,046,181 4.54% Maryland 5 28,311,163 4.14% Pennsylvania 8 23,392,769 3.42% Delaware 4 18,816,213 2.75% Texas 3 18,532,199 2.71% Michigan 4 16,156,635 2.36% New Jersey 3 16,074,146 2.35% Utah 3 14,209,859 2.08% Illinois 3 10,328,529 1.51% Various 1 9,353,783 1.37% Vermont 2 9,075,891 1.33% Minnesota 5 9,005,359 1.32% Washington 1 8,125,447 1.19% North Carolina 2 7,609,721 1.11% Virginia 2 6,907,368 1.01% Oregon 2 6,293,321 0.92% New Hampshire 1 4,267,856 0.62% Louisiana 1 4,179,267 0.61% Colorado 2 3,937,422 0.58% Nevada 4 3,844,278 0.56% Rhode Island 1 2,539,966 0.37% Ohio 1 1,943,373 0.28% Alabama 1 1,377,183 0.20% Maine 1 695,241 0.10% 0 0 0 0.00% 0 0 0 0.00% Total 148 684,110,781 100.00% Loan Seasoning Number Scheduled Based on Number of Years of Loans Balance Balance 1 year or less 0 0 0.00% 1+ to 2 years 0 0 0.00% 2+ to 3 years 92 434,505,907 63.51% 3+ to 4 years 56 249,604,874 36.49% 4+ to 5 years 0 0 0.00% 5+ to 6 years 0 0 0.00% 6+ to 7 years 0 0 0.00% 7+ to 8 years 0 0 0.00% 8+ to 9 years 0 0 0.00% 9+ to 10 years 0 0 0.00% 10 years or more 0 0 0.00% Total 148 684,110,781 100.00% Weighted Average Seasoning is 3.0 Distribution of Remaining Term Fully Amortizing Fully Amortizing Number Scheduled Based on Mortgage Loans of Loans Balance Balance 60 months or less 0 0 0.00% 61 to 120 months 5 12,832,163 1.88% 121 to 180 months 0 0 0.00% 181 to 240 months 0 0 0.00% 241 to 360 months 0 0 0.00% Total 5 12,832,163 1.88% Weighted Ave 141 Distribution of DSCR Debt Service Number Scheduled Based on Coverage Ratio (1) of Loans Balance Balance 1or less 4 17,554,070 2.57% 1.0001to 1.1 3 10,062,357 1.47% 1.1001to 1.2 6 20,140,417 2.94% 1.2001to 1.3 7 26,829,611 3.92% 1.3001to 1.4 12 60,637,119 8.86% 1.4001to 1.5 13 69,989,980 10.23% 1.5001to 1.6 18 105,621,201 15.44% 1.6001to 1.7 13 76,538,965 11.19% 1.7001to 1.8 8 42,072,246 6.15% 1.8001to 1.9 12 35,297,023 5.16% 1.9001to 2 7 26,462,591 3.87% 2.0001to 2.4 25 106,311,900 15.54% 2.4001to 2.8 8 52,361,988 7.65% 2.8001to 3 0 0 0.00% 3.0001& above 6 19,095,955 2.79% Unknown 6 15,135,358 2.21% Total 148 684,110,781 100.00% Weighted Average Debt Service Coverage Ratio is 1.77509 NOI Aging Number Scheduled Based on NOI Date of Loans Balance Balance 1 year or less 67 288,476,297 42.17% 1 to 2 years 69 332,932,905 48.67% 2 Years or More 6 47,566,221 6.95% Unknown 6 15,135,358 2.21% Total 148 684,110,781 100.00% Distribution of Remaining Term Balloon Loans Balloon Number Scheduled Based on Mortgage Loans of Loans Balance Balance 12 months or less 0 0 0.00% 13 to 24 months 0 0 0.00% 25 to 36 months 0 0 0.00% 37 to 48 months 1 1,886,558 0.28% 49 to 60 months 1 1,913,448 0.28% 61 to 120 months 115 486,299,612 71.08% 121 to 180 months 25 171,825,218 25.12% 181 to 240 months 1 9,353,783 1.37% Total 143 671,278,618 98.12% Weighted Ave 101 Distribution of Amortization Type Number Scheduled Based on Amortization Type of Loans Balance Balance Fully Amortizing 5 12,832,163 1.88% Amortizing Balloon 143 671,278,618 98.12% Total 148 684,110,781 100.00% (1) Debt Service Coverage Ratios are calculated as described in the pros values are updated periodically as new NOI figures became available fro borrowers on an asset level. Neither the Trustee, Servicer, Special Servicer or Underwriter mak any representation as to the accuracy of the data provided by the borrow for this calculation. Loan Level Detail Property Disclosure Type Maturity Control # Group Code Date DSCR 3912BEAR98C1 Office 07/01/07 2.550 4500BEAR98C1 Industrial 12/01/07 1.960 4950BEAR98C1 Office 12/01/09 1.570 5005BEAR98C1 Multifamily 12/01/12 2.480 5237BEAR98C1 Industrial 01/01/08 1.480 5351BEAR98C1 Retail 01/01/13 1.640 5405BEAR98C1 Multifamily 01/01/08 1.840 5483BEAR98C1 Office 04/01/08 3.060 5535BEAR98C1 Industrial 01/01/08 3.220 5589BEAR98C1 Industrial 04/01/08 1.580 5596BEAR98C1 Multifamily 01/01/08 1.440 5610BEAR98C1 Mixed Use 06/01/08 2.550 5615BEAR98C1 Office 05/01/08 2.240 5632BEAR98C1 Office 01/01/08 2.230 5819BEAR98C1 Retail 06/01/08 1.670 5828BEAR98C1 Health Care 03/01/08 2.120 5829BEAR98C1 Health Care 01/01/13 1.610 5833BEAR98C1 Retail 01/01/13 0.700 5857BEAR98C1 Retail 06/01/08 1.780 5867BEAR98C1 Mobile Home 03/01/08 1.140 5873BEAR98C1 Mobile Home 01/01/08 1.190 5874BEAR98C1 Mobile Home 05/01/08 5876BEAR98C1 Industrial 01/01/08 1.800 5906BEAR98C1 Retail 06/01/08 2.760 5914BEAR98C1 Multifamily 02/01/08 1.940 5915BEAR98C1 Multifamily 02/01/08 3.170 5923BEAR98C1 Office 01/01/08 5979BEAR98C1 Mixed Use 06/01/08 1.980 5981BEAR98C1 Industrial 04/01/08 1.400 5995BEAR98C1 Industrial 04/01/28 1.390 6008BEAR98C1 Lodging 03/01/08 2.310 6016BEAR98C1 Office 03/01/08 2.570 6017BEAR98C1 Lodging 06/01/08 2.430 6021BEAR98C1 Multifamily 04/01/13 1.950 6027BEAR98C1 Office 01/01/08 2.100 6028BEAR98C1 Multifamily 01/01/08 1.370 6041BEAR98C1 Office 02/01/08 1.280 6042BEAR98C1 Industrial 03/01/08 1.950 6059BEAR98C1 Retail 04/01/13 2.260 6070BEAR98C1 Retail 06/01/08 2.050 6072BEAR98C1 Multifamily 03/01/08 1.670 6082BEAR98C1 Office 05/01/08 1.060 6100BEAR98C1 Retail 01/02/13 1.530 6101BEAR98C1 Retail 01/02/13 1.910 6102BEAR98C1 Mobile Home 01/01/13 2.290 6116BEAR98C1 Multifamily 04/01/08 2.010 6146BEAR98C1 Office 03/01/08 1.360 6151BEAR98C1 Retail 04/01/08 2.150 6161BEAR98C1 Mixed Use 06/01/13 1.540 6187BEAR98C1 Multifamily 04/01/13 6189BEAR98C1 Multifamily 04/01/13 2.040 6190BEAR98C1 Multifamily 06/01/13 1.590 6191BEAR98C1 Multifamily 04/01/13 6204BEAR98C1 Lodging 02/01/08 3.620 6221BEAR98C1 Retail 06/01/05 2.230 6225BEAR98C1 Multifamily 02/01/08 1.740 6230BEAR98C1 Retail 03/01/08 6233BEAR98C1 Retail 09/01/07 1.290 6234BEAR98C1 Industrial 08/31/07 1.260 6235BEAR98C1 Lodging 09/01/12 3.850 6236BEAR98C1 Office 08/01/07 2.010 6237BEAR98C1 Office 09/01/07 0.690 6238BEAR98C1 Multifamily 10/01/07 1.430 6239BEAR98C1 Multifamily 10/01/12 1.660 6254BEAR98C1 Retail 04/01/13 1.240 6266BEAR98C1 Lodging 03/01/08 2.320 6284BEAR98C1 Office 04/01/08 1.870 6310BEAR98C1 Industrial 03/01/08 1.530 6341BEAR98C1 Retail 04/01/08 1.870 6347BEAR98C1 Office 04/01/05 1.560 6365BEAR98C1 Industrial 03/01/08 1.690 6378BEAR98C1 Retail 02/01/08 1.270 6382BEAR98C1 Industrial 02/01/08 1.540 6383BEAR98C1 Office 06/01/08 2.040 6386BEAR98C1 Mixed Use 02/01/13 1.150 6388BEAR98C1 Multifamily 05/01/13 1.820 6397BEAR98C1 Retail 04/01/08 1.810 6414BEAR98C1 Self Storag 01/01/08 1.730 6430BEAR98C1 Retail 05/01/13 1.460 6461BEAR98C1 Industrial 05/01/08 2.400 6475BEAR98C1 Health Care 03/01/08 1.020 6526BEAR98C1 Other 04/01/08 1.490 6529BEAR98C1 Retail 05/01/08 1.350 6557BEAR98C1 Retail 04/01/08 1.840 6591BEAR98C1 Office 06/01/08 1.740 6599BEAR98C1 Multifamily 06/01/08 6605BEAR98C1 Office 02/01/08 1.750 6638BEAR98C1 Multifamily 03/01/08 1.880 8460BEAR98C1 Retail 06/01/08 1.650 8462BEAR98C1 Multifamily 04/01/08 1.720 8466BEAR98C1 Multifamily 03/01/08 1.570 8489BEAR98C1 Office 06/01/08 1.570 8497BEAR98C1 Retail 05/01/08 1.680 8574BEAR98C1 Lodging 03/01/08 1.840 8587BEAR98C1 Office 06/01/08 2.510 8597BEAR98C1 Multifamily 06/01/08 1.870 8652BEAR98C1 Office 06/01/08 1.230 8666BEAR98C1 Multifamily 04/01/08 1.630 8669BEAR98C1 Mobile Home 05/01/08 1.120 8672BEAR98C1 Mobile Home 06/01/08 1.290 8749BEAR98C1 Retail 06/01/08 1.330 8782BEAR98C1 Multifamily 06/01/08 1.550 8785BEAR98C1 Retail 06/01/08 1.600 8874BEAR98C1 Retail 06/01/08 2.320 8976BEAR98C1 Retail 06/01/08 1.590 9002BEAR98C1 Mixed Use 06/01/08 1.140 9014BEAR98C1 Industrial 06/01/08 1.480 9025BEAR98C1 Other 03/01/13 1.520 9073BEAR98C1 Retail 06/01/08 2.140 9114BEAR98C1 Industrial 05/01/13 1.390 9115BEAR98C1 Retail 05/01/13 1.660 9119BEAR98C1 Retail 05/01/13 1.480 9121BEAR98C1 Office 05/01/13 1.680 9123BEAR98C1 Multifamily 05/01/13 2.140 9140BEAR98C1 Retail 06/01/08 1.390 9145BEAR98C1 Office 06/01/08 1.560 9173BEAR98C1 Multifamily 06/01/08 1.930 9204BEAR98C1 Mixed Use 06/01/08 1.560 9210BEAR98C1 Self Storag 06/01/08 2.690 9213BEAR98C1 Retail 05/01/08 1.330 9277BEAR98C1 Office 06/01/08 1.560 9305BEAR98C1 Mobile Home 04/01/13 1.220 9306BEAR98C1 Mobile Home 04/01/13 1.000 9326BEAR98C1 Multifamily 06/01/08 1.870 9329BEAR98C1 Multifamily 05/01/08 1.490 9330BEAR98C1 Multifamily 05/01/08 2.310 9331BEAR98C1 Multifamily 05/01/08 2.400 9332BEAR98C1 Multifamily 06/01/08 0.880 9333BEAR98C1 Multifamily 05/01/08 1.390 9365BEAR98C1 Retail 05/01/08 1.410 9371BEAR98C1 Other 06/01/08 1.620 9406BEAR98C1 Mixed Use 06/01/08 1.400 9423BEAR98C1 Industrial 06/01/08 1.460 9430BEAR98C1 Retail 06/01/08 1.420 9488BEAR98C1 Office 06/01/13 1.180 9489BEAR98C1 Office 06/01/13 2.340 9495BEAR98C1 Retail 06/01/08 1.740 9496BEAR98C1 Retail 06/01/08 1.820 9497BEAR98C1 Retail 06/01/08 1.660 9588BEAR98C1 Industrial 06/01/08 1.840 9669BEAR98C1 Industrial 06/01/08 1.380 9671BEAR98C1 Retail 12/01/07 3.400 9672BEAR98C1 Retail 12/01/07 1.510 9673BEAR98C1 Retail 11/01/07 1.410 9674BEAR98C1 Retail 12/01/07 2.110 9675BEAR98C1 Retail 11/01/07 2.070 5876A BEAR98C1 Industrial 01/01/08 1.090 5876B BEAR98C1 Industrial 01/01/08 2.010 9204A BEAR98C1 Mixed Use 06/01/08 1.430 Operating Ending DisclosureStatement Principal Note Control # Date State Balance Rate 3912 36891RI 2,539, 8.558% 4500 36891AZ 3,000, 7.710% 4950 36891DE 2,619, 7.620% 5005 36525MA 10,612, 6.860% 5237 36891NY 8,816, 7.315% 5351 36525CA 9,982, 7.365% 5405 36525MI 1,597, 7.190% 5483 36891NY 1,908, 7.210% 5535 36891FL 1,230, 6.860% 5589 36891OR 4,949, 7.490% 5596 36891FL 2,377, 7.345% 5610 36891FL 5,612, 7.100% 5615 35795FL 8,586, 6.990% 5632 36525CT 4,361, 7.380% 5819 36525VT 6,341, 7.680% 5828 36891AZ 7,193, 6.860% 5829 36891AZ 3,500, 7.415% 5833 36525NY 5,829, 7.195% 5857 36525MD 9,520, 7.200% 5867 36160NY 2,050, 7.310% 5873 36525NY 1,166, 7.440% 5874 NY 2,438, 7.280% 5876 36891NV 1,029, 7.610% 5906 36525NY 15,295, 7.080% 5914 36525MA 3,645, 6.710% 5915 36525MA 1,514, 6.710% 5923 IL 4,833, 7.900% 5979 36891MD 1,911, 7.080% 5981 36525IL 3,831, 7.705% 5995 36525VV 9,353, 7.730% 6008 36280FL 21,789, 6.960% 6016 36525AZ 3,334, 7.170% 6017 36891MD 2,587, 7.400% 6021 36525MI 1,392, 6.710% 6027 36525CA 2,186, 7.300% 6028 36160CA 1,888, 7.250% 6041 36525PA 2,472, 7.220% 6042 36891DE 2,000, 7.190% 6059 36525OR 1,344, 7.310% 6070 35795NY 5,126, 7.380% 6072 36525NY 5,926, 7.220% 6082 36160WA 8,125, 7.240% 6100 36525CA 23,260, 7.365% 6101 36891CA 11,921, 7.365% 6102 36525CA 2,180, 7.365% 6116 36891CA 1,842, 7.030% 6146 36891NY 1,938, 7.760% 6151 36891MI 11,380, 6.470% 6161 36525NY 3,523, 7.000% 6187 MN 1,711, 6.761% 6189 36891MN 1,151, 6.911% 6190 36891MN 1,507, 7.203% 6191 MN 2,186, 6.761% 6204 36525CA 11,593, 6.870% 6221 36891NY 1,913, 7.180% 6225 36525IL 1,663, 7.140% 6230 PA 956 7.650% 6233 36891CA 9,129, 8.125% 6234 36160CA 0.000% 6235 36891CA 1,390, 9.125% 6236 36891AL 1,377, 8.625% 6237 36525CA 1,147, 8.625% 6238 36525NV 990 8.625% 6239 36891ME 695 9.875% 6254 36525CO 928 7.460% 6266 36891VT 2,734, 7.530% 6284 36525DE 1,459, 7.495% 6310 36891NJ 7,147, 7.220% 6341 36891FL 1,844, 7.703% 6347 36525AZ 1,886, 8.015% 6365 36433VA 2,339, 7.440% 6378 36891TX 3,524, 7.400% 6382 36525NY 3,400, 7.600% 6383 36525CT 1,662, 8.050% 6386 36891CA 5,841, 7.950% 6388 36891NY 3,716, 6.830% 6397 36891FL 1,446, 7.700% 6414 36891MA 4,788, 7.390% 6430 36891MD 11,660, 7.160% 6461 36981CT 3,400, 7.120% 6475 36525AZ 1,053, 7.825% 6526 36525MN 2,447, 7.990% 6529 36891PA 2,790, 7.800% 6557 36525FL 2,774, 7.050% 6591 36891MI 1,786, 6.900% 6599 CO 3,009, 6.870% 6605 36891TX 14,000, 6.920% 6638 36891CA 2,227, 6.930% 8460 36891CA 2,451, 7.830% 8462 36891CA 2,714, 6.950% 8466 36525NY 986 7.280% 8489 36891DE 12,736, 7.120% 8497 36525MA 2,576, 7.000% 8574 36525TX 1,008, 8.150% 8587 36525CA 9,594, 7.570% 8597 36891LA 4,179, 7.070% 8652 36464FL 1,637, 7.510% 8666 36525NH 4,267, 7.040% 8669 36525NY 5,831, 7.180% 8672 36525NY 2,335, 7.230% 8749 36891PA 1,010, 8.040% 8782 36525FL 1,141, 7.510% 8785 36525CT 12,717, 7.110% 8874 36525CT 4,394, 7.110% 8976 36403NY 9,557, 7.050% 9002 36525MA 3,259, 7.460% 9014 36525NJ 4,082, 7.715% 9025 36525CA 2,218, 7.994% 9073 36525CA 1,919, 7.630% 9114 36891CA 6,791, 6.934% 9115 36891CA 14,069, 6.934% 9119 36525CA 20,764, 6.934% 9121 36525CA 15,276, 6.884% 9123 36891CA 4,851, 6.934% 9140 36525NY 16,548, 7.320% 9145 36525CA 5,553, 7.470% 9173 36525MA 2,589, 7.520% 9204 36525FL 3,334, 7.350% 9210 36616FL 2,784, 6.910% 9213 36525NY 3,202, 7.620% 9277 36981CT 4,510, 7.590% 9305 36525AZ 6,802, 7.310% 9306 36891AZ 5,733, 7.310% 9326 36891CA 5,645, 7.300% 9329 36891PA 4,367, 7.055% 9330 36891PA 1,755, 7.005% 9331 36891PA 2,969, 7.005% 9332 36525NJ 4,844, 7.005% 9333 36891PA 7,070, 7.005% 9365 36891NC 1,399, 7.780% 9371 36891NY 5,608, 7.470% 9406 36525FL 2,219, 7.760% 9423 36891NY 1,834, 7.680% 9430 36891MD 2,629, 7.420% 9488 36525CA 1,990, 6.934% 9489 36891CA 1,820, 6.920% 9495 36891UT 6,569, 7.290% 9496 36891UT 4,136, 7.290% 9497 36891UT 3,503, 7.290% 9588 36891CA 5,263, 7.520% 9669 36891NY 3,991, 7.580% 9671 36525FL 1,457, 8.010% 9672 36525VA 4,568, 8.010% 9673 36525NC 6,209, 7.760% 9674 36525OH 1,943, 7.970% 9675 36891MA 7,485, 8.040% 5876A 36525NV 883 7.610% 5876B 36891NV 941 7.610% 9204A 36525FL 2,409, 7.350% 684,110,781 Loan DisclosureScheduled Prepayment Status Control # P&I Prepayment Date Code (1) 3912 21 0 B 4500 23 0 4950 19 0 5005 72 0 5237 62 0 5351 71 0 5405 11 0 5483 14 0 5535 0 5589 38 0 5596 18 0 5610 41 0 5615 63 0 5632 31 0 5819 46 0 5828 52 0 5829 30 0 5833 61 0 5857 71 0 5867 15 0 5873 0 5874 18 0 5876 0 5906 113, 0 5914 26 0 5915 11 0 5923 36 0 5979 14 0 5981 30 0 5995 68 0 6008 161, 0 6016 25 0 6017 19 0 6021 14 0 6027 16 0 6028 13 0 6041 18 0 6042 15 0 6059 11 0 6070 39 0 6072 41 0 6082 61 0 6100 165, 0 6101 84 0 6102 15 0 6116 12 0 6146 14 0 6151 80 0 6161 35 0 6187 12 0 6189 0 6190 10 0 6191 15 0 6204 85 0 6221 14 0 6225 12 0 6230 0 6233 69 0 6234 0 11/1/00 6235 16 0 6236 11 0 6237 0 6238 0 6239 0 6254 0 6266 23 0 6284 10 0 6310 54 0 6341 14 0 6347 14 0 6365 18 0 6378 27 0 6382 24 0 6383 12 0 6386 43 0 6388 27 0 6397 11 0 6414 37 0 6430 81 0 6461 23 0 6475 0 1 6526 19 0 6529 20 0 6557 23 0 6591 14 0 6599 20 0 6605 80 0 6638 15 0 8460 19 0 8462 18 0 8466 0 8489 88 0 8497 19 0 8574 0 1 8587 74 0 8597 28 0 8652 11 0 1 8666 29 0 8669 40 0 8672 16 0 8749 0 8782 0 8785 94 0 8874 30 0 8976 70 0 9002 25 0 9014 32 0 9025 16 0 9073 14 0 9114 46 0 9115 95 0 9119 141, 0 9121 103, 0 9123 33 0 9140 116, 0 9145 39 0 9173 19 0 9204 23 0 9210 23 0 9213 24 0 9277 35 0 9305 48 0 9306 40 0 9326 39 0 9329 32 0 9330 13 0 9331 22 0 9332 35 0 9333 52 0 9365 12 0 9371 43 0 9406 17 0 9423 15 0 1 9430 18 0 9488 13 0 9489 12 0 9495 46 0 9496 29 0 9497 24 0 9588 37 0 9669 34 0 9671 11 0 9672 34 0 9673 45 0 9674 14 0 9675 56 0 5876A 0 5876B 0 9204A 17 0 0 * NOI and DSCR, if available and reportable under the terms of the are based on information obtained from the related borrower, and no othe agreement shall be held liable for the accuracy or methodology used to d (1) Legend: A. P&I Adv - in Grace Period B. P&I Adv - < one month delinq 1. P&I Adv - delinquent 1 month 2. P&I Adv - delinquent 2 months 3. P&I Adv - delinquent 3+ months 4. Mat. Balloon/Assumed P&I 5. Prepaid in Full 6. Specially Serviced 7. Foreclosure 8. Bankruptcy 9. REO 10. DPO 11. Modification Specially Serviced Loan Detail Ending DisclosureScheduled Interest Maturity Control # Balance Rate Date 64751,053,445. 0.07825 39508 85741,008,041. 0.0815 39508 Specially DisclosureProperty Serviced Control # Type Status CodeComments 6475Health Car 5 0 8574Lodging 0 0 0 Borrower to bring loan current by 6/1/01. 0 0 9 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 (1) Legend : 1) Request for waiver of Prepayment Penalty 2) Payment default 3) Request for Loan Modification or Workout 4) Loan with Borrower Bankruptcy 5) Loan in Process of Foreclosure 6) Loan now REO Property 7) Loans Paid Off 8) Loans Returned to Master Servicer Modified Loan Detail DisclosureModificatiModification Control # Date Description 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 Realized Loss Detail Beginning Dist. DisclosureAppraisal Appraisal Scheduled Date Control # Date Value Balance 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 Current Total 0.00 Cumulative 0.00 Gross Proceeds Aggregate Dist. DisclosureGross as a % of Liquidation Date Control # Proceeds Sched Principal Expenses * 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 Current Total 0.00 0 0.00 Cumulative 0.00 0 0.00 Net Net Proceeds Dist. DisclosureLiquidationas a % of Realized Date Control # Proceeds Sched. Balance Loss 0 0 0 0 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 Current Total 0.00 0.00 Cumulative 0.00 0.00 * Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..